UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2003

UNITED TECHNOLOGIES CORPORATION
(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-812 (Commission File Number)	06-0570975 (I.R.S. Employer Identification No.)

One Financial Plaza
Hartford, Connecticut 06103
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code
(860) 728-7000

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following is furnished as an Exhibit to this report:

Exhibit No.	Description of Exhibit

99.1	Press Release, dated April 17, 2003, issued by United Technologies Corporation

Item 9. Regulation FD Disclosure

This information is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release No. 33-8216.

    On April 17, 2003, United Technologies Corporation issued a press release announcing its first quarter 2003 results.  The press release is attached hereto as Exhibit 99.1.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: April 17, 2003	By: /s/ William H. Trachsel
William H. Trachsel
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS
Exhibit Number	Exhibit Description	Page

99.1	Press Release, dated April 17, 2003, issued by United Technologies Corporation . . . . . . . . . . . . . . 1